UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07168

                               The Henlopen Fund
                               -----------------

               (Exact name of registrant as specified in charter)

                        Longwood Corporate Center South
                          415 McFarlan Road, Suite 213
                            Kennett Square, PA 19348
                            ------------------------

              (Address of principal executive offices) (Zip code)

                               Michael L. Hershey
                        Longwood Corporate Center South
                          415 McFarlan Road, Suite 213
                          ----------------------------
                            Kennett Square, PA 19348
                            ------------------------

                    (Name and address of agent for service)

                                 (610) 925-0400
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  June 30

Date of reporting period: 06/30/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               THE HENLOPEN FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2004

To My Fellow Shareholders:

For the quarter ended June 30, 2004, The Henlopen Fund declined 1.46%. Annualized returns for the Fund for 1, 5 and 10 years are 52.90%, 9.92%, and 16.51%, respectively. Since our inception on December 2, 1992, the Fund has an annualized return of 16.02%.

During the June quarter the stock market continued to digest last year's outsized gains with the major indices posting very modest gains. Investor psychology was mostly negative for the quarter, as stronger-than-expected economic news brought fears of higher interest rates and inflation while weaker-than-expected news brought concerns about the duration of the recovery and corporate profit growth. After a strong March quarter, The Henlopen Fund slightly under performed in the June quarter as losses in gaming and metals stocks combined with a sharp correction across the technology sector to offset continued strength in energy and tanker stocks.

The market appears conflicted as we enter the usual period of summer doldrums. Volatile interest rates, higher oil prices, negative headlines out of Iraq, fears of terrorism and election jitters give plenty of reason for caution. Helping to offset these issues is an extremely favorable backdrop of low interest and inflation rates, a strengthening economy with rising employment, and above-average earnings growth.

Our view is that interest rates will rise slowly and modestly to a level still very conducive to economic growth. Such a higher, less extreme level of rates is favorable, and perhaps even desirable relative to the Fairy Land 1% level that crimps incomes and promotes financial excesses. Inflation is a concern that lies well down the road, and election jitters are a quadrennial event that usually resolves itself in positive investment returns. Thus, we believe the positive backdrop wins out, with Iraq and terrorism adding occasional volatility to an upwardly biased market. We continue to position the Fund to benefit from such an environment.

Sincerely yours,

/s/Michael L. Hershey                           /s/Bruce V. Vogenitz

Michael L. Hershey                              Bruce V. Vogenitz
President                                       Vice President

                        MANAGED BY LANDIS ASSOCIATES LLC
                              WWW.HENLOPENFUND.COM

       ONE YEAR COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

    Date       The Henlopen Fund     S&P 500 Index    Lipper Growth Fund Index
    ----       -----------------     -------------    ------------------------
  6/30/2003         $10,000             $10,000                $10,000
  9/30/2003         $12,380             $10,265                $10,299
 12/31/2003         $14,412             $11,515                $11,404
  3/31/2004         $15,516             $11,710                $11,603
  6/30/2004*<F1>    $15,290             $11,910                $11,736

*<F1> Ending value represents increases of 52.90%, 19.10% and 17.36%, respectively.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Henlopen Fund emphasizes investment in growing businesses. We look for well-managed companies with competitive products and services capable of generating strong revenues and earnings. In managing the portfolio, relative sector weighting and specific capitalization size are of secondary importance to us. Our rationale for growth investment is to participate for our shareholders in the capital formation process.

For the year ended June 30, 2004, the Fund increased 52.90%. Over the last 5 years, the Fund has an average annual rate of return of 9.92%. For the last 10 years, the Fund has appreciated at an average annual rate of 16.51%. Since our inception on December 2, 1992, the Fund has appreciated at an annual rate of 16.02%.

As we came into fiscal year 2004, equity investors were only tentatively sensing that a bottom might have been established, that broad policy initiatives were taking hold and reinvestment in the stock market may be in order. Overnight interest rates at 1% and stimulative tax policies were working their way through the system sustaining consumer buying power. The much anticipated invasion of Iraq had commenced, with a generally positive military outcome early on. Investor attention began to focus on an ever more evident economic recovery.

The September quarter was highlighted by a merger involving our largest holding, IGEN International, as well as by a broad-based upswing in the stock market led by technology, financial and retailing stocks. We capitalized on this strength while maintaining a focus on the energy sector. By year-end 2003, markets had advanced to further highs, again on broad-based participation; economic recovery continued to drive investor enthusiasm. Energy stocks joined the aforementioned technology and financial services sectors boosting The Henlopen Fund to a 44.12% gain for the first half of our fiscal year.

As we noted in our March quarterly report, early 2004 provided a pause; to reflect and to assess what had been, to measure the strength and likely course of the economy. The Henlopen Fund again benefited from energy and financial services holdings offset slightly by deterioration in the technology sector. The broad indices continued to mark time during our fiscal fourth quarter as investors grappled with whether economic growth will accelerate or decelerate and what role interest rates and oil prices will play in the answer. While further sector rotation resulted in modest gains for the overall market during the June quarter, the Fund declined slightly as a sharp downturn in the technology and gaming sectors offset ongoing strength in energy-related holdings.

We enter fiscal year 2005 with the market seemingly at an inflection point. While it is possible that the summer doldrums will keep the indices churning within a tight range, it is likely that corporate outlooks and government statistics will soon shed light on the paths of least resistance for the stock market and the economy. We believe the underpinnings are in place to support sustained growth in the economy and corporate earnings, and we will continue to search for attractive investments to benefit from this scenario.

    SINCE INCEPTION COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

                                                               Lipper Growth
    Date        The Henlopen Fund     S&P 500 Index**<F2>    Fund Index***<F3>
    ----        -----------------     -------------------    -----------------
   6/30/94           $10,000                $10,000               $10,000
   6/30/95           $12,778                $12,600               $12,310
   6/30/96           $17,683                $15,901               $14,858
   6/30/97           $18,571                $21,419               $18,365
   6/30/98           $24,660                $27,909               $23,929
   6/30/99           $28,712                $34,244               $29,122
 6/30/2000           $44,134                $36,710               $34,247
 6/30/2001           $31,793                $31,266               $26,545
 6/30/2002           $27,942                $25,642               $20,482
 6/30/2003           $30,172                $25,707               $20,755
 6/30/2004           $46,133                $30,618               $24,358

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 52.90%              9.92%               16.51%

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results.  The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.henlopenfund.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**<F2> The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
***<F3> The Lipper Growth Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

                            STATEMENT OF NET ASSETS
                                 June 30, 2004


SHARES OR
PRINCIPAL
  AMOUNT                                              COST            VALUE
---------                                             ----            -----

LONG-TERM INVESTMENTS -- 97.1% (A)<F5>

COMMON STOCKS -- 93.4% (A)<F5>

            ADVERTISING -- 0.4%
   275,000  Modem Media Inc.*<F4>                 $  1,731,912    $  1,446,500

            APPAREL & SHOES -- 1.0%
   140,000  Quiksilver, Inc.*<F4>                    3,301,452       3,333,400

            AUTO & TRUCK RELATED -- 1.4%
   400,000  Amerigon Inc.*<F4>                       2,151,000       2,068,000
   150,000  Coast Distribution
              System, Inc.                             958,493       1,122,000
    75,000  Noble International, Ltd.                2,159,704       1,857,750
                                                  ------------    ------------
                                                     5,269,197       5,047,750

            BASIC MATERIALS -- 0.9%
    85,000  Century Aluminum Co.*<F4>                1,943,941       2,107,150
   100,000  Universal Stainless &
              Alloy Products, Inc.*<F4>              1,363,100       1,130,000
                                                  ------------    ------------
                                                     3,307,041       3,237,150

            BIOTECHNOLOGY -- 2.8%
   400,000  Axonyx Inc.*<F4>                         2,398,580       2,096,000
   200,000  Hollis-Eden
              Pharmaceuticals, Inc.*<F4>             2,291,565       2,410,000
    30,000  ImClone
              Systems Inc.*<F4>                      2,016,726       2,573,700
   175,000  OrthoLogic Corp.*<F4>                    1,223,651       1,517,250
   200,000  OXiGENE, Inc.*<F4>                       1,821,327       1,260,000
                                                  ------------    ------------
                                                     9,751,849       9,856,950

            BUSINESS SERVICES -- 2.4%
   100,000  Dycom
              Industries, Inc.*<F4>                  2,596,660       2,800,000
   110,000  Gevity HR, Inc.                            932,193       2,880,900
   225,000  Marchex, Inc. Cl B*<F4>                  2,251,013       2,511,000
                                                  ------------    ------------
                                                     5,779,866       8,191,900
            COAL -- 1.0%
   100,000  CONSOL Energy Inc.                       2,493,880       3,600,000

            COMMUNICATIONS -- 5.6%
   100,000  Interphase Corp.*<F4>                    1,132,340       1,027,000
   100,000  Juniper Networks, Inc.*<F4>              2,596,125       2,457,000
   200,000  Novatel Wireless, Inc.*<F4>              3,178,200       5,300,000
   350,000  Optical Communication
              Products, Inc.*<F4>                    1,373,520         854,000
   150,000  Packeteer, Inc.*<F4>                     2,687,765       2,422,500
    30,000  QUALCOMM Inc.                            1,905,900       2,189,400
   300,000  Radyne
              ComStream Inc.*<F4>                    2,396,677       2,400,000
    40,000  Research In
              Motion Ltd.*<F4>                       1,207,400       2,737,600
                                                  ------------    ------------
                                                    16,477,927      19,387,500

            COMMUNICATIONS SERVICES -- 4.1%
    60,000  America Movil S.A. de
              C.V. ADR Series L                      1,455,920       2,182,200
   100,000  The DIRECTV
              Group, Inc.*<F4>                       1,587,294       1,710,000
    70,000  IDT Corp. - Cl B*<F4>                    1,185,895       1,290,800
    50,000  Media General, Inc.                      3,449,717       3,211,000
   100,000  Motorola, Inc.                           1,934,000       1,825,000
   275,000  Primus
              Telecommunications
              Group, Inc.*<F4>                       2,511,953       1,397,000
    25,000  E. W. Scripps Co.                        2,571,072       2,625,000
                                                  ------------    ------------
                                                    14,695,851      14,241,000

            CONSTRUCTION SERVICES -- 2.7%
    20,000  Centex Corp.                               971,349         915,000
    75,000  Chicago Bridge & Iron
              Co. N.V. - NY Reg                      2,143,372       2,088,750
    30,000  Hovnanian
              Enterprises, Inc.*<F4>                 1,212,311       1,041,300
    24,000  Lennar Corp.                             1,166,249       1,073,280
   100,000  Masco Corp.                              2,751,683       3,118,000
    24,000  Pulte Homes, Inc.                        1,032,001       1,248,720
                                                  ------------    ------------
                                                     9,276,965       9,485,050

            CONSUMER NON-DURABLES -- 0.6%
    30,000  Fortune Brands, Inc.                     2,098,528       2,262,900

            CONSUMER SERVICES -- 0.9%
   200,000  Integrated Alarm
              Services Group, Inc.*<F4>              1,756,700       1,080,000
    75,000  Priceline.com Inc.*<F4>                  1,784,248       2,019,750
                                                  ------------    ------------
                                                     3,540,948       3,099,750

            DEFENSE RELATED -- 0.6%
    30,000  L-3 Communications
              Holdings, Inc.                         1,469,070       2,004,000

            DISTRIBUTION -- 0.6%
   110,000  PC Mall, Inc.*<F4>                       1,120,972       2,076,800

            ELECTRONICS/EQUIPMENT MANUFACTURING -- 0.8%
   200,000  Aeroflex Inc.*                           2,767,235       2,866,000

            ENERGY/SERVICES -- 2.3%
    40,000  Ashland Inc.                             1,992,344       2,112,400
    75,000  Cimarex Energy Co.*<F4>                  2,154,003       2,267,250
   100,000  Frontier Oil Corp.                       1,916,237       2,119,000
    40,000  Questar Corp.                            1,478,330       1,545,600
                                                  ------------    ------------
                                                     7,540,914       8,044,250

            FINANCIAL SERVICES -- 7.1%
    75,000  AmeriCredit Corp.*<F4>                   1,171,500       1,464,750
    75,000  The Bancorp Bank*<F4>                    1,126,376       1,328,250
    30,000  Capital One
              Financial Corp.                        2,141,674       2,051,400
   180,000  Commercial Capital
              Bancorp, Inc.*<F4>                     3,081,651       3,126,600
    60,500  Franklin Bank Corp.*<F4>                 1,166,995         957,110
   100,000  MBNA Corp.                               2,542,442       2,579,000
    55,000  New Century
              Financial Corp.                        2,560,987       2,575,100
   150,000  Pacific Premier
              Bancorp, Inc.*<F4>                     1,928,039       1,597,500
   225,000  Sanders Morris
              Harris Group Inc.                      2,898,197       3,318,750
    75,000  Signature Bank*<F4>                      1,424,415       1,782,000
    25,000  SLM Corp.                                1,013,750       1,011,250
   175,000  Tradestation
              Group Inc.*<F4>                        1,543,133       1,258,250
    15,000  Virginia Commerce
              Bancorp, Inc.*<F4>                       394,500         442,650
    75,000  W Holding
              Company, Inc.                          1,288,140       1,287,750
                                                  ------------    ------------
                                                    24,281,799      24,780,360

            FOOD & BEVERAGES -- 2.5%
   135,000  Central European
              Distribution Corp.*<F4>                2,845,129       3,497,850
    30,000  Diageo PLC -
              SP-ADR                                 1,332,940       1,642,500
    70,000  John B. Sanfilippo
              & Son, Inc.*<F4>                       2,571,781       1,870,400
    60,000  Smithfield Foods, Inc.*<F4>              1,285,140       1,764,000
                                                  ------------    ------------
                                                     8,034,990       8,774,750

            FURNITURE -- 0.3%
    25,000  Stanley Furniture
              Company, Inc.                          1,089,230       1,052,750

            HEALTHCARE PRODUCTS -- 4.3%
    65,000  Abaxis, Inc.*<F4>                        1,158,015       1,233,700
   250,000  Access
              Pharmaceuticals, Inc.*<F4>             1,513,841       1,637,500
   310,000  Bioveris Corp.*<F4>                      5,285,500       2,579,200
   250,000  Acacia Research -
              CombiMatrix
              (Tracking Stock)*<F4>                  1,416,570       1,087,500
   100,000  Elan Corp. PLC -
              SP-ADR*<F4>                            2,043,190       2,474,000
   120,000  Flamel Technologies
              S.A. - SP-ADR*<F4>                     3,287,415       2,955,600
    55,000  Smith & Nephew
              PLC - SP-ADR                           2,952,810       3,039,850
                                                  ------------    ------------
                                                    17,657,341      15,007,350

            INSURANCE -- 0.6%
   130,000  American Safety
              Insurance Holdings, Ltd.*<F4>          1,843,465       1,951,300

            INTERNET/SOFTWARE/SERVICES -- 1.0%
    95,000  FindWhat.com*<F4>                        2,364,417       2,198,300
   150,000  Rediff.com India
              LTD. ADR*<F4>                          2,020,978       1,261,500
                                                  ------------    ------------
                                                     4,385,395       3,459,800

            LEISURE/ENTERTAINMENT -- 5.0%
   110,000  Alliance Gaming Corp.*<F4>               2,867,733       1,887,600
   125,000  Aztar Corp.*<F4>                         3,111,133       3,500,000
    50,000  GTECH Holdings Corp.                     2,909,032       2,315,500
    75,000  International Game
              Technology                             2,482,934       2,895,000
   100,000  Penn National
              Gaming, Inc.*<F4>                      2,924,430       3,320,000
   300,300  WestCoast
              Hospitality Corp.*<F4>                 2,002,776       1,606,605
    70,000  XM Satellite Radio
              Holdings Inc.*<F4>                     1,670,445       1,910,300
                                                  ------------    ------------
                                                    17,968,483      17,435,005

            METALS -- 2.9%
    50,000  Cameco Corp.                             2,502,080       2,930,500
   140,000  Metal Management, Inc.*<F4>              2,491,099       2,773,400
    12,000  Rio Tinto
              PLC - SP-ADR                           1,270,549       1,176,600
 1,000,000  Southern Cross
              Resources Inc.*<F4>                    1,419,578         787,200
   350,000  Western Silver Corp.*<F4>                1,173,129       2,362,500
                                                  ------------    ------------
                                                     8,856,435      10,030,200

            MISCELLANEOUS MANUFACTURING -- 4.3%
   150,000  Axsys
              Technologies, Inc.*<F4>                4,046,085       3,316,500
    80,000  Craftmade
              International, Inc.                    2,029,072       1,584,000
   205,000  I.D. Systems, Inc.*<F4>                  1,803,832       3,089,350
   100,000  IPIX Corp.*<F4>                          1,099,200       1,398,000
   150,000  Tempur-Pedic
              International Inc.*<F4>                2,335,669       2,101,500
   100,000  Tyco International Ltd.                  2,876,026       3,314,000
                                                  ------------    ------------
                                                    14,189,884      14,803,350

            OIL & GAS EXPLORATION/PRODUCTION -- 9.4%
    70,000  Burlington
              Resources Inc.                         2,139,322       2,532,600
   250,000  Carrizo Oil
              & Gas, Inc.*<F4>                       1,941,298       2,552,500
   100,000  Chesapeake
              Energy Corp.                           1,364,370       1,472,000
   150,000  Edge Petroleum Corp.*<F4>                1,624,301       2,550,000
    60,000  EOG Resources, Inc.                      3,256,590       3,582,600
   175,000  KCS Energy, Inc.*<F4>                    1,483,006       2,331,000
    20,000  Murphy Oil Corp.                         1,132,206       1,474,000
    75,000  Niko Resources Ltd.                      2,096,668       2,170,650
    65,000  Quicksilver
              Resources Inc.*<F4>                    2,526,552       4,359,550
   200,000  Range Resources Corp.                    2,557,700       2,920,000
    75,000  Southwestern
              Energy Co.*<F4>                        1,764,870       2,150,250
    80,000  Ultra Petroleum Corp.*<F4>               2,180,524       2,986,400
    50,000  Western Gas
              Resources, Inc.                        1,211,023       1,624,000
                                                  ------------    ------------
                                                    25,278,430      32,705,550

            OILFIELD PRODUCTS/SERVICES -- 4.5%
   600,000  Grey Wolf, Inc.*<F4>                     3,887,199       2,544,000
   350,000  Input/Output, Inc.*<F4>                  2,515,262       2,901,500
   125,000  Lone Star
              Technologies, Inc.*<F4>                2,866,375       3,445,000
    70,000  Maverick Tube Corp.*<F4>                 1,381,773       1,838,200
   115,000  Offshore
              Logistics, Inc.*<F4>                   3,103,082       3,233,800
    50,000  Patterson-UTI
              Energy, Inc.                           2,013,748       1,670,500
                                                  ------------    ------------
                                                    15,767,439      15,633,000

            RESTAURANTS -- 0.1%
    66,400  Rubio's
              Restaurants, Inc.*<F4>                   509,165         527,880

            RETAILING -- 6.6%
   112,500  Aeropostale, Inc.*<F4>                   2,580,342       3,027,375
   200,000  Circuit City
              Stores, Inc.                           2,457,080       2,590,000
    50,000  Dick's Sporting
              Goods, Inc.*<F4>                       1,700,595       1,667,500
    60,000  Dollar Tree
              Stores, Inc.*<F4>                      2,123,742       1,645,800
   100,000  Genesco Inc.*<F4>                        2,425,765       2,363,000
    65,000  Jos. A. Bank
              Clothiers, Inc.*<F4>                   2,256,030       2,040,350
   100,000  MarineMax, Inc.*<F4>                     2,619,785       2,868,000
   400,000  Rite Aid Corp.*<F4>                      3,075,398       2,088,000
    40,000  The Sports
              Authority, Inc.*<F4>                   1,682,946       1,436,000
    85,000  Stage Stores, Inc.*<F4>                  3,299,518       3,201,100
                                                  ------------    ------------
                                                    24,221,201      22,927,125

            SEMICONDUCTORS/RELATED -- 5.3%
   200,000  Amkor
              Technology, Inc.*<F4>                  2,503,475       1,636,000
   250,000  Applied Micro
              Circuits Corp.*<F4>                    1,825,075       1,330,000
    40,000  ATMI, Inc.*<F4>                          1,283,210       1,092,400
   175,000  ChipMOS
              TECHNOLOGIES
              LTD.*<F4>                              1,300,206       1,219,750
   400,000  Dialog Semiconductor
              PLC - ADR*<F4>                         1,015,650       1,500,000
    80,000  Fairchild
              Semiconductor
              International, Inc.*<F4>               2,837,849       1,309,600
   300,000  Genus, Inc.*<F4>                         1,740,999       1,026,000
   150,000  Kulicke and Soffa
              Industries, Inc.*<F4>                  1,846,317       1,644,000
   100,000  Pixelworks, Inc.*<F4>                    1,394,810       1,532,000
    70,000  Rambus Inc.*<F4>                         2,399,253       1,243,900
   125,000  Semitool, Inc.*<F4>                      1,776,337       1,415,000
    50,000  Silicon Laboratories Inc.*<F4>           2,705,059       2,317,500
   275,000  Siliconware Precision
              Industries Co.-ADR*<F4>                1,643,098       1,116,500
                                                  ------------    ------------
                                                    24,271,338      18,382,650

            SOFTWARE & RELATED SERVICES -- 6.0%
    60,000  Adobe Systems Inc.                       2,408,487       2,790,000
    75,000  Autodesk, Inc.                           2,280,805       3,210,750
   369,600  Bitstream Inc.*<F4>                      2,487,596         694,848
   150,000  Carreker Corp.*<F4>                      1,692,345       1,503,000
   100,000  Check Point Software
              Technologies Ltd.*<F4>                 2,288,195       2,699,000
   200,000  CyberGuard Corp.*<F4>                    1,533,220       1,632,000
   300,000  Extended
              Systems Inc.*<F4>                      2,020,070       1,500,000
   150,000  Internet Security
              Systems, Inc.*<F4>                     2,287,629       2,301,000
   300,000  Novell, Inc.*<F4>                        1,043,380       2,517,000
   340,000  TeleCommunication
              Systems, Inc.*<F4>                     1,309,375       1,931,200
                                                  ------------    ------------
                                                    19,351,102      20,778,798

            TOBACCO -- 0.4%
    40,000  British American
              Tobacco PLC -
              SP-ADR                                   977,448       1,249,200

            TRANSPORTATION -- 5.0%
   100,000  Celadon Group, Inc.*<F4>                 1,740,706       1,760,000
   125,000  General  Maritime Corp.*<F4>             2,591,668       3,430,000
   125,000  Golar LNG Ltd.*<F4>                      2,093,342       1,958,750
    80,000  Stelmar Shipping Ltd.                    2,359,376       2,652,000
   600,000  Stonepath Group, Inc.*<F4>               2,319,385       1,284,000
    80,000  Teekay Shipping Corp.                    2,643,974       2,990,400
    95,000  Tsakos Energy
              Navigation Ltd.                        1,728,730       3,226,200
                                                  ------------    ------------
                                                    15,477,181      17,301,350
                                                  ------------    ------------
               Total common
                 stocks                            314,783,933     324,981,318

REITS -- 2.9% (A)<F5>
   100,000  American Home
              Mortgage Investment
              Corp.                                  2,573,487       2,593,000
   100,000  Capital Lease
              Funding, Inc.*<F4>                     1,304,580       1,040,000
   100,000  Friedman, Billings,
              Ramsey Group, Inc.                     1,978,509       1,979,000
   125,000  Government Properties
              Trust, Inc.                            1,658,500       1,306,250
   350,000  New York Mortgage
              Trust, Inc.*<F4>                       3,150,000       3,101,000
                                                  ------------    ------------
               Total REITS                          10,665,076      10,019,250

MUTUAL FUNDS -- 0.8% (A)<F5>
   125,000  Central Europe and
              Russia Fund, Inc.*<F4>                 2,981,723       2,670,000
                                                  ------------    ------------
               Total long-term
                 investments                       328,430,732     337,670,568

SHORT-TERM INVESTMENTS -- 0.7% (A)<F5>

            VARIABLE RATE DEMAND NOTE -- 0.7%
$2,552,918  U.S. Bank, N.A., 1.11%                   2,552,918       2,552,918
                                                  ------------    ------------
               Total short-term
                 investments                         2,552,918       2,552,918
                                                  ------------    ------------
               Total investments                  $330,983,650     340,223,486
                                                  ------------
                                                  ------------
            Cash and
              receivables, less
              liabilities -- 2.2% (A)<F5>                            7,600,399
                                                                  ------------
               NET ASSETS                                         $347,823,885
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
                 (No par value, unlimited
                 shares authorized), offering
                 and redemption price
                 ($347,823,885 / 12,561,989
                 shares outstanding)                              $      27.69
                                                                  ------------
                                                                  ------------

 *<F4>   Non-income producing security.
(a)<F5> Percentages for the various classifications relate to net assets. ADR American Depository Receipts
N.V. Netherlands Antilles limited liability corporation
NY Reg - New York Registered Shares

  The accompanying notes to financial statements are an integral part of this statement.

                               THE HENLOPEN FUND

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2004

INCOME:
   Dividends                                                       $   868,623
   Interest                                                             60,704
                                                                   -----------
       Total income                                                    929,327
                                                                   -----------
EXPENSES:
   Investment management fees                                        1,904,016
   Transfer agent fees                                                 286,518
   Administrative services                                             161,170
   Registration fees                                                    74,913
   Printing and postage expense                                         60,327
   Custodian fees                                                       52,217
   Professional fees                                                    39,257
   Board of Trustees fees                                               30,000
   Insurance expense                                                    24,185
   Other expenses                                                        5,914
                                                                   -----------
       Total expenses                                                2,638,517
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,709,190)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    26,606,550
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                    23,126,655
                                                                   -----------
NET GAIN ON INVESTMENTS                                             49,733,205
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $48,024,015
                                                                   -----------
                                                                   -----------

                       STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 2004 and 2003

                                                                                            2004                2003
                                                                                            ----                ----
OPERATIONS:
   Net investment loss                                                                  $ (1,709,190)       $   (780,808)
   Net realized gain (loss) on investments                                                26,606,550         (29,514,180)
   Change in unrealized appreciation on investments                                       23,126,655          34,345,585
                                                                                        ------------        ------------
       Net increase in net assets resulting from operations                               48,024,015           4,050,597
                                                                                        ------------        ------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (10,464,939 and 4,106,479 shares, respectively)           278,958,856          61,986,610
   Cost of shares redeemed (2,202,536 and 5,484,134 shares, respectively)                (57,182,968)        (83,494,575)
   Redemption fees                                                                            66,882              97,954
                                                                                        ------------        ------------
       Net increase (decrease) in net assets derived from Fund share activities          221,842,770         (21,410,011)
                                                                                        ------------        ------------
       TOTAL INCREASE (DECREASE)                                                         269,866,785         (17,359,414)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   77,957,100          95,316,514
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                       $347,823,885        $ 77,957,100
                                                                                        ------------        ------------
                                                                                        ------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

                               THE HENLOPEN FUND

                              FINANCIAL HIGHLIGHTS
  (Selected data for each share of the Fund outstanding throughout each year)

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of year                        $ 18.13        $ 16.79        $ 19.15        $ 28.39        $ 19.84
   Income from investment operations:
      Net investment loss (a)<F6>                              (0.23)         (0.16)         (0.18)         (0.16)         (0.25)
      Net realized and unrealized
        gains (losses) on investments                           9.79           1.50          (2.14)         (7.85)         10.18
                                                             -------        -------        -------        -------        -------
   Total from investment operations                             9.56           1.34          (2.32)         (8.01)          9.93
   Less distributions:
      Dividend from net investment income                         --             --             --             --             --
      Distributions from net realized gains                       --             --          (0.04)         (1.23)         (1.38)
                                                             -------        -------        -------        -------        -------
   Total from distributions                                       --             --          (0.04)         (1.23)         (1.38)
                                                             -------        -------        -------        -------        -------
   Net asset value, end of year                              $ 27.69        $ 18.13        $ 16.79        $ 19.15        $ 28.39
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------
TOTAL RETURN                                                  52.73%          7.98%       (12.11)%       (27.96)%         53.71%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                      347,824         77,957         95,317        150,872        240,106
   Ratio of expenses to average net assets                     1.38%          1.58%          1.39%          1.28%          1.37%
   Ratio of net investment loss to average net assets        (0.90)%        (1.04)%        (0.98)%        (0.74)%        (0.97)%
   Portfolio turnover rate                                   113.27%         90.06%        132.21%        287.66%        156.85%

(a)<F6> Net investment loss per share is calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which is organized as a Delaware Business Trust and is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Office Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (h) The Fund imposes a 1.0% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or through the systematic withdrawal plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to paid in capital.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Landis Associates LLC (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of the Fund, 0.1% on the daily net assets of the Fund on the next $30,000,000 and 0.05% on the daily net assets of the Fund over $60,000,000.

     In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term securities) were $423,020,300 and $211,069,958, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2004, liabilities of the Fund included the following:

          Payable to brokers for investments purchased            $  1,299,261
          Payable to the Adviser for management fees                   222,695
          Payable to FMIfor administrative fees                         18,541
          Other liabilities                                            127,510

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2004 the sources of net assets were as follows:

          Fund shares issued and outstanding                      $348,725,252
          Net unrealized appreciation on investments                 9,239,836
          Accumulated net realized loss                             (8,951,832)
          Accumulated net investment loss                           (1,189,371)
                                                                  ------------
                                                                  $347,823,885
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

     The following information for the Fund is presented on an income tax basis as of June 30, 2004:

                            GROSS             GROSS         NET UNREALIZED     DISTRIBUTABLE      DISTRIBUTABLE
           COST OF        UNREALIZED       UNREALIZED        APPRECIATION         ORDINARY          LONG-TERM
         INVESTMENTS     APPRECIATION     DEPRECIATION      ON INVESTMENTS         INCOME         CAPITAL GAINS
         -----------     ------------     ------------      --------------     -------------      -------------
         $332,181,527    $40,228,957       $32,186,998        $8,041,959            $ --               $ --

     The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and for mark to market for Passive Foreign Investment Companies ("PFICs").

     The tax components of dividends paid during the years ended June 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in 2011), as of June 30, 2004, and tax basis post-October losses as of June 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                  JUNE 30, 2004                                          JUNE 30, 2003
        -----------------------------------------------------------------      --------------------------------
           ORDINARY        LONG -TERM        NET CAPITAL                          ORDINARY          LONG-TERM
            INCOME        CAPITAL GAINS         LOSS         POST-OCTOBER          INCOME         CAPITAL GAINS
        DISTRIBUTIONS     DISTRIBUTIONS      CARRYOVERS         LOSSES         DISTRIBUTIONS      DISTRIBUTIONS
        -------------     -------------      -----------     ------------      -------------      -------------
            $  --             $  --          $8,943,326          $  --             $  --              $  --

     The Fund has utilized $14,631,388 of its post-October losses from the prior year to decrease current year net capital gains.

     The Fund has also utilized $11,975,664 of its capital loss carryovers during the year ended June 30, 2004.

     Since there were no ordinary distributions paid for the year ended June 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

(8)  OTHER --

     On June 22, 2004 the Securities and Exchange Commission filed a civil action in the United States District Court for the Eastern District of Pennsylvania against, among others, the Fund's investment adviser, Landis Associates LLC, and its principal, Michael L. Hershey, the President of the Fund and a member of the Fund's Board of Trustees. The complaint in the civil action alleges that Mr. Hershey and Landis Associates LLC violated certain federal securities laws by breaching their fiduciary duty to a wealthy private client in connection with investments made by the client in a private company between 1998 and 2001. The complaint seeks an injunction against Mr. Hershey and Landis Associates LLC for violating the federal securities laws it alleges were violated in connection with such private client's investments.

     The allegations raised in the complaint do not involve the Fund nor the type of investments which the Fund makes. If the court issues the injunction requested by the Securities and Exchange Commission, Landis Associates LLC would no longer be eligible to serve as the Fund's investment adviser and Mr. Hershey would no longer be eligible to serve as an officer or trustee of the Fund. Landis Associates LLC and Mr. Hershey have advised the Fund that they deny all allegations of wrongdoing, intend to vigorously contest the allegations raised by the Securities and Exchange Commission and believe they will be successful in their defense.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin AvenueTelephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees
of The Henlopen Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

August 6, 2004

                               THE HENLOPEN FUND

                             TRUSTEES AND OFFICERS
                                  (Unaudited)

                                                                                                     # of Portfolios  Other
                                           Term of                                                   in Fund          Directorships
                           Position(s)     Office and                                                Complex          held by
                           Held with       Length of             Principal Occupation(s)             Overseen         Trustee
Name, Address and Age      the Fund        Time Served           During Past Five Years              by Trustee       or Officer
---------------------      -----------     -----------           -----------------------             ---------------  -------------
"DISINTERESTED PERSONS" OF THE FUND

Howard E. Cosgrove         Trustee         Indefinite,           Retired; prior to August 1, 2000         1           NSR
c/o Conectiv, Inc.                         Trustee since         Chairman and Chief Executive Officer                 Energy
800 King Street                            2002                  of Conectiv, Inc., a regulated power
Wilmington, DE  19899                                            delivery and electric product/energy
Age: 61                                                          merchant company.

Robert J. Fahey, Jr.       Trustee         Indefinite,           Executive Vice President                 1           None
1800 JFK Boulevard                         Trustee since         CB Richard Ellis Investment
Philadelphia, PA  19103                    1992                  Properties - Institutional Group.
Age: 46

John H. Remer              Trustee         Indefinite,           Retired.                                 1           None
c/o Landis Associates LLC                  Trustee since
Longwood Corporate                         2002
  Center South, Suite 213
415 McFarlan Road
Kennett Square, PA  19348
Age: 79

"INTERESTED PERSONS" OF THE FUND*<F7>

Michael L. Hershey         Trustee         Indefinite,           Chairman, President, Treasurer and       1           None
Longwood Corporate                         Trustee since         Secretary of Landis Associates LLC.
  Center South, Suite 213                  1992
415 McFarlan Road          President       One year term,
Kennett Square, PA  19348                  President since
Age: 65                                    1992

Stephen L. Hershey, M.D.   Trustee         Indefinite,           Orthopaedic surgeon.                     1           None
4745 Stanton-Ogleton Road                  Trustee since
Suite 225                                  1992
Newark, DE  19713
Age: 63

Bruce V. Vogenitz, C.F.A.  Vice-President  One year term,        Vice President of Landis Associates      N/A         None
Longwood Corporate         and Secretary   Vice President        LLC.
  Center South, Suite 213                  and Secretary
415 McFarlan Road                          since 1998
Kennett Square, PA  19348
Age: 39

Camille F. Wildes          Vice-President  One year term,        Vice President of Fiduciary              N/A         None
c/o Fiduciary              Treasurer       Vice President        Management,Inc.
  Management, Inc.                         since 1994 and
100 East Wisconsin Avenue                  Treasurer since 2001
Milwaukee, WI  53202
Age: 51

*<F7> Messrs. Michael L. Hershey and Vogenitz are "interested persons" of the Fund because they are officers of the Fund and the Adviser. Dr. Stephen
       L. Hershey is an "interested person" of the Fund because he is the brother of Mr. Michael L. Hershey. Ms. Wildes is an "interested person" of the Fund because she is an officer of the Fund and Fiduciary Management, Inc. the Fund's administrator.

For additional information about the Trustees and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (866) 880-0032 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After August 31, 2004 information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available at the Fund's website at http://www.henlopenfund.com or the website of the Securities and Exchange Commission.

                             LANDIS ASSOCIATES LLC
                               Investment Adviser

                        U.S. BANCORP FUND SERVICES, LLC
                               Transfer Agent and
                           Dividend Disbursing Agent

                                U.S. BANK, N.A.
                                   Custodian

                           PRICEWATERHOUSECOOPERS LLP
                 Independent Registered Public Accounting Firm

                                FOLEY & LARDNER
                                 Legal Counsel

                               THE HENLOPEN FUND
                        LONGWOOD CORPORATE CENTER SOUTH
                          415 MCFARLAN ROAD, SUITE 213
                       KENNETT SQUARE, PENNSYLVANIA 19348
                                 (610-925-0400)
                              WWW.HENLOPENFUND.COM

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 11(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Howard Cosgrove, a member of its audit committee, is an audit committee financial expert. Mr. Cosgrove is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$13,350 (FY 2004) and $12,700 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$4,300 (FY 2004) and $4,100 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)    None

(e) (2)    None

(f)    Not applicable.

(g)    See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of The Henlopen Fund are periodically evaluated. As of August 10, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of The Henlopen Fund are periodically evaluated. Since, August 10, 2004, the date of the last evaluation, there have been no significant changes in The Henlopen Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     The Henlopen Fund
     -----------------
     Registrant

     By   /s/ Michael L. Hershey
          -----------------------------------------------
          Michael L. Hershey, Principal Executive Officer

     Date     9-1-04
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     The Henlopen Fund
     -----------------
     Registrant

     By   /s/ Michael L. Hershey
          -----------------------------------------------
          Michael L. Hershey, Principal Financial Officer

     Date     9-1-04
           ----------------------------------